UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2020 (Date of earliest event reported)

ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200, San Ramon, CA (Address of principal executive offices)		94583 (Zip Code)
(925) 949-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 5, 2020, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of the fiscal year ending December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 30, 2020, the Company held its 2020 annual meeting of stockholders. A total of 45,228,183 shares of the Company’s common stock were entitled to vote as of March 2, 2020, which was the record date for the annual meeting. There were 31,338,369 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2020 annual meeting and the final voting results of each such proposal.

Proposal 1 - Election of Directors
The stockholders elected six directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	27,962,142	3,376,227	0
Bradford L. Brooks	28,038,098	3,300,271	0
Cheryl Cook	28,071,940	3,266,429	0
Tracey Luttrell	27,995,119	3,343,250	0
Dewitt Kerry McCluggage	28,027,041	3,311,328	0
Mark W. Mealy	28,061,246	3,277,123	0

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders voted to ratify the appointment of Armanino LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. The results of the vote were as follows:

For	Against	Abstain
31,265,475	68,452	4,442

Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.
Proposal 3 - Advisory, Non-Binding Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2019, as disclosed in the Company’s 2020 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
23,319,876	3,055,919	4,962,574	0

Proposal 4 - Amendment to the ARC Document Solutions 2005 Employee Stock Purchase Plan
The Company’s stockholders approved an amendment to the Company’s 2005 Employee Stock Purchase Plan to increase the aggregate number of shares of the Company’s common stock authorized for issuance under such plan by 450,000 shares. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
28,131,759	34,651	3,171,959	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release of ARC Document Solutions, Inc. dated May 5, 2020

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2020	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	ARC Document Solutions, Inc. Press Release dated May 5, 2020.